UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado		80203
(Address of principal executive offices)		(Zip Code)

(303) 295-3995
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of Cimarex Energy Co. was held on May 10, 2018. Three proposals were voted upon at the annual meeting. Following are the results of the balloting:

Item 1.        Elect three Class I directors for terms expiring in 2021.

Class I Directors	For	Against	Abstentions	Broker Non-Votes
Joseph R. Albi	77,047,384	5,207,737	136,345	4,207,678
Lisa A. Stewart	80,335,464	1,873,075	182,822	4,207,783
Michael J. Sullivan	79,311,049	2,860,973	219,445	4,207,677

Item 2.        Advisory vote on executive compensation

For	Against	Abstentions	Broker Non-Votes
76,400,765	5,589,540	401,053	4,207,786

Item 3.        Ratify the appointment of KPMG LLP as independent auditors for 2018.

For	Against	Abstentions
85,479,306	846,542	273,296

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2018

CIMAREX ENERGY CO.

/s/ Francis B. Barron
Francis B. Barron
Senior Vice President - General Counsel

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